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                                                                    EXHIBIT 10.1

                             SERVICE EXPERTS, INC.

                           1996 INCENTIVE STOCK PLAN



         1. The Purpose of the Plan. This incentive stock plan (the "Plan") is intended to provide an opportunity for the employees and officers of Service Experts, Inc., a Delaware corporation (the "Corporation"), and its subsidiaries, as subsidiaries are defined in section 424 of the Code1 (its "subsidiaries"), to acquire shares of the Corporation's stock and to provide for additional compensation based on appreciation of the Corporation's stock. The Plan provides for the grant of incentive stock options, as defined in
Section 422 of the Code ("Incentive Stock Options"), and stock options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options") providing an equity interest in the Corporation's business and the grant of stock appreciation rights, as defined in paragraph 8 ("Stock Appreciation Rights"), as an incentive to service or continued service with the Corporation and to aid the Corporation in retaining and obtaining key personnel of outstanding ability. As used herein, "Stock Incentives" refers to Incentive Stock Options, Non-Qualified Stock Options, and Stock Appreciation Rights.

         2. Stock Subject to the Plan. The maximum number of shares of the Common Stock, $.01 par value per share, of the Corporation (the "Stock") which may be issued under Incentive Stock Options and Non-Qualified Stock Options granted under the Plan (the "Options")





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(1)  The "Code" herein refers to the Internal Revenue Code of
     1986, as amended.
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and made subject to Stock Appreciation Rights shall be a total of 700,000 shares of Stock, which may be either authorized and unissued Stock or Stock held in the treasury of the Corporation, as shall be determined by the Board of Directors of the Corporation. If an Option or Stock Appreciation Right expires or terminates for any reason without being exercised in full, the unpurchased shares subject to such Option or the shares as to which such Stock Appreciation Right is not exercised shall again be available for purposes of the Plan.

         3. Administration of the Plan. This Plan shall be administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two directors who are "disinterested persons" within the meaning of that term as used in Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"). As used herein, the term "Committee" refers to such committee or, in the absence of appointment of such committee, to the Board of Directors. The Board of Directors shall administer the Plan only if each member is a disinterested person. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive agreements (which need not be identical); to determine the restrictions on transferability of Stock acquired upon exercise of Options (which restrictions need not be identical); and to make all





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other determinations necessary or advisable for the proper administration of the Plan.

         4. Eligibility and Limits. Stock Incentives may be granted to employees and officers as are selected by the Committee. Incentive Stock Options may, however, only be granted to employees of the Corporation and its present or future subsidiaries. The aggregate fair market value (determined as of the time an Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable by an individual for the first time during any calendar year, taking into account Incentive Stock Options granted under this Plan and under all other plans of the Corporation and its parent or subsidiary corporations (as defined in Section 424 of the Code), shall not exceed $100,000.

         5. Incentive Stock Options and Non-Qualified Stock Options. At the time any Option is granted under this Plan, the Committee shall determine whether said Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. The number of shares as to which Incentive Stock Options and Non-Qualified Stock Options shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of paragraph 4 above with respect to the aggregate fair market value of the Stock for which Incentive Stock Options held by any individual may become exercisable in any calendar year and subject to the provisions of paragraph 2 above as to the total number of shares for which Stock





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Incentives may be granted under the Plan.  At the time any Incentive Stock
Option granted under this Plan is exercised, the certificates representing the shares of Stock purchased pursuant to said Option shall be clearly identified by legend as representing shares purchased upon exercise of an Incentive Stock Option.

         6. Terms and Conditions of Options. Subject to the following provisions, all Options shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine.

         (a)     Option Price.

         (i) Incentive Stock Options. The Option price per share shall in no event be less than 100% of the fair market value per share of Stock (as determined in good faith by the Committee based on the most recent stock prices available to the Committee) on the date the Option is granted. If the employee owns (as defined in Code Section 424) more than 10% of the total combined voting power of all classes of the Corporation's stock or of the stock of its parent or subsidiary, the Option price per share shall not be less than 110% of the fair market value per share of the Stock as determined in good faith by the Committee based on the most recent stock prices available to the Committee on the date the Option is granted.

         (ii) Non-Qualified Stock Options. The option price per share shall not be less than 85% of the fair market





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         value per share of the Stock as determined in good faith by the
         Committee based on the most recent stock prices available to the Committee on the date the Option is granted.

         (b) Date of Grant. For purposes of this subparagraph 6, the date the Option is granted shall be the date on which the Committee has approved the terms and conditions of a stock option agreement evidencing the Option, determined the recipient of the Option, the number of shares covered by the Option, and has taken all such other action as is necessary to complete the grant of the Option.

         (c) Option Term. No Option shall be exercisable after the expiration of ten years from the date the Option is granted. No Incentive Stock Option granted to an employee who at the time of grant owns (as defined in Code Section 424) more than 10% of the total combined voting power of all classes of the Corporation's stock or of the stock of its parent or subsidiary shall be exercisable after the expiration of five years from the date it is granted.

         (d) Payment. Payment for all shares purchased pursuant to exercise of an Option shall be made in cash or, if approved by the Committee either at the time of grant or at the time of exercise, by delivery of (i) outstanding shares of Stock, or (ii) currently exercisable Options, or (iii) any combination of cash, Stock or Options each at its fair market value, as determined by the Committee, on the date of delivery and in an amount equal to the exercise price of the Options being exercised. For purposes of





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this subparagraph 6, the fair market value of an Option shall be equal to the product of (i) the amount by which the fair market value of the Stock, as determined by the Committee, on the date of exercise exceeds the exercise price contained in the Option and (ii) the number of shares of Stock subject to the Option relinquished. Such payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued until full payment therefor has been made. The holder of an Option shall, as such, have none of the rights of a shareholder.

         (e) Nontransferability of Stock Incentives. Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the holder's lifetime, only by him; provided, however, that Non-Qualified Stock Options and Stock Appreciation Rights may be transferred pursuant to a qualified domestic relations order as defined by the Code of Title I of the Employee Retirement Income Security Act.

         (f) Termination of Employment or Death. Except as provided below, an Option may not be exercised by a holder unless he has been an employee or officer of the Corporation, its parent, or one of its subsidiaries continually from the date of the grant until the date ending three months before the date of exercise. If a holder ceases to be an employee or officer by reason of disability, within the meaning of Section 422(c)(6) of the Code, the holder may exercise an Option (to the extent that the holder shall have been entitled to do so at the date of his disability) at any time during





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the twelve month period after the date he ceases to be an employee or removed as an officer or until the expiration of the stated term of such Option, whichever is shorter. If the holder of an Option dies, such Option may be exercised (to the extent that the holder shall have been entitled to do so at the date of his death) by a legatee or legatees of the holder under his will, or by his personal representative or distributees, at any time during the twelve-month period following his death or until the expiration of the stated term of such Option, whichever is shorter. If a holder is discharged as an employee or officer for cause, as determined by the Committee, Options held by him shall not be exercisable after such discharge or removal. Notwithstanding this subparagraph (f), no Option may be exercised more than ten years after the date on which such Option was granted. For purposes of this subparagraph (f), a holder shall be deemed to be an employee or officer so long as the holder is an employee or officer of a parent or subsidiary of the Corporation or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Option of the holder in a transaction to which Section 424(a) of the Code is applicable.

         (g) Limited Right of Exercise. An Option may be exercised during the Option term as to the full number of shares covered by the Option upon the occurrence of any of the following events (each a "Change in Control"): (1) a tender offer or exchange offer has been made for shares of Stock, provided that the corporation, person, or other entity making such offer purchases or otherwise





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acquires shares of Stock representing 50% or more of the outstanding shares of
Stock pursuant to such offer; (2) the shareholders of the Corporation have approved a definitive agreement (the "Agreement") to merge or consolidate with or into another corporation pursuant to which the Corporation will not survive or will survive only as a subsidiary of another corporation, or to sell or otherwise dispose of all or substantially all of its assets; or (3) any person or group, as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes the holder of 50% or more of the outstanding shares of Stock. If a Change in Control has occurred, the Option shall be fully exercisable: (x) in the event of (1) above, during the term of the tender or exchange offer; (y) in the event of (2) above, within a 30-day period commencing on the date of approval by the shareholders of the Agreement; or (z) in the event of (3) above, within a 30-day period commencing on the date upon which the Corporation is provided a copy of Schedule 13D (filed pursuant to Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) indicating that any person or group has become the holder of 50% or more of the outstanding shares of Stock or, if the Corporation is not subject to Section 13(d) of the Exchange Act, within a 30-day period commencing on the date upon which the Corporation receives written notice that any person or group has become the holder of 50% or more of the outstanding shares of Stock. Notwithstanding the foregoing, no person subject to Section 16(a) of the Exchange Act





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with respect to the Stock may sell or otherwise dispose of Stock acquired pursuant to an Option granted within six months of the date of sale or other disposition.

         7. Guarantees and Loans. The Corporation is hereby authorized to guarantee or make loans to the holder of an Option to enable him to exercise such Option. Any loan made or guaranteed herein shall be in such amount as determined by the Committee but shall not exceed the exercise price of the Options being exercised by the holder. Any loans made or guaranteed shall be with full recourse against the borrower, shall be secured by the Stock received from exercise of the related Option, shall provide for a market rate of interest, and shall contain such other terms and conditions as are acceptable to the Committee. The determination of whether loans are to be made or guaranteed shall be made by the Committee.

         8.      Stock Appreciation Rights.

         (a) Award. A Stock Appreciation Right shall entitle the grantee to receive, upon exercise, the excess of (a) the fair market value of a specified number of shares of Stock at the time of exercise over (b) a specified price which shall be not less than 85% of the fair market value of the Stock at the time the Stock Appreciation Right is granted. The determination of the fair market value of shares of Stock at the time of grant of a Stock Appreciation Right shall be made by the Committee in good faith based on the most recent stock prices available to the Committee. A Stock Appreciation Right may be granted in connection with all or





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any portion of a previously or contemporaneously granted Non-Qualified Stock
Option or not in connection with a Non-Qualified Stock Option.

         (b) Terms. Subject to the following provisions, Stock Appreciation Rights shall be in such form and on such terms and conditions as the Committee, in its discretion, may from time to time determine:

         (i) No Stock Appreciation Right shall be exercisable more than ten years after it is granted.

         (ii) Except as provided below, Stock Appreciation Rights may not be exercisable by the grantee unless he has been an employee or officer continually from the date of the grant until the date ending three months before the date of exercise. If a grantee ceases to be an employee or officer by reason of disability within the meaning of subparagraph 6(f) hereof, the grantee may exercise the Stock Appreciation Right (to the extent that the holder shall have been entitled to do so at the date of his disability) at any time during the twelve month period after the date he ceases to be an employee or officer or until expiration of the stated term of such Stock Appreciation Right, whichever is shorter. If the grantee of a Stock Appreciation Right dies, the grantee's legal successor shall have the right to exercise the Stock Appreciation Right (to the extent that the holder shall have been entitled to do so at his death) during





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         the lesser of its term and a period of twelve months commencing on the death of the grantee. If a grantee is discharged as an employee or officer for cause, as determined by the Committee, his Stock Appreciation Rights shall not be exercisable after such discharge or removal. For purposes of this subparagraph (b)(ii), a grantee shall be deemed to be an employee or officer so long as the grantee is an employee or officer of a parent or subsidiary of the Corporation or of another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Stock Appreciation Right of the grantee in a transaction to which Section 424(a) of the Code is applicable. Stock Appreciation Rights may contain such other limitations with respect to the time when such rights may be exercised as the Committee may determine, and such limitations may vary.

         (c) Payment. Upon exercise of a Stock Appreciation Right, payment shall be made in cash or Stock (at fair market value on the date of exercise) as provided in the Stock Appreciation Right agreement or, in the absence of such provision, as the Committee may determine.

         9. Changes in Capitalization; Merger; Liquidation. (a) The number of shares of Stock as to which Stock Incentives may be granted, the number of shares covered by each outstanding Stock Incentive, and the exercise price per share in each outstanding





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Option or used in determining the amount of payment upon exercise of each outstanding Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares, the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

         (b) If the Corporation shall be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares, or similar reorganization, the holder of each outstanding Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are then provided in the Option, the number and class of shares of Stock or other securities to which a holder of the number of shares of Stock subject to the Option at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in connection with determining the value of each outstanding Stock Appreciation Right.

         (c) In the event of any change in capitalization of the Corporation, the Committee may make such additional adjustments in the number and class of shares of Stock or other securities with respect to which outstanding Options and Stock Appreciation Rights are exercisable and with respect to which future Options and Stock Appreciation Rights may be granted as the Committee in its sole





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discretion shall deem equitable or appropriate, subject to the provisions of this paragraph 9.

         (d) A dissolution or liquidation of the Corporation shall cause each outstanding Option and Stock Appreciation Right to terminate.

         (e) In the event of any Change in Control in which shares of Stock are purchased for cash in a tender offer or are to be converted into cash in a merger, then, unless the Committee otherwise determines, each Option (other than an Option granted within the last six months held by a person subject to
Section 16(b) of the Exchange Act) shall be converted into a fully exercisable right to receive an amount in cash per share subject to such Option equal to
(A) in the case of a tender offer or merger, the excess, if any, of the price paid in such tender offer or merger over the exercise price of such Option and
(B) in the case of conversion, the excess, if any, of the highest market price of the Stock on the date of conversion over the exercise price of such Option. Upon a merger or consolidation, other than a cash merger or consolidation, in which the Corporation is not the surviving corporation, the surviving corporation shall substitute another Option with equivalent value for an outstanding Option in a transaction to which Section 424(a) of the Code is applicable and shall substitute another Stock Appreciation Right with equivalent value for an outstanding Stock Appreciation Right.

         (f) In the event of a change of the Corporation's shares of Stock with par value into the same number of shares with a





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different par value or without par value, the shares resulting from any such change shall be deemed to be Stock within the meaning of the Plan. Except as expressly provided in this paragraph 9, the holder of a Stock Incentive shall have no rights by reason of any subdivision or combination of shares of Stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of Stock of any class, or by reason of any dissolution, liquidation, merger or consolidation, or distribution to the Corporation's shareholders of assets or stock of another corporation, and any issue by the Corporation of shares of Stock of any class, or securities convertible into shares of Stock of any class, shall not affect, and no adjustment by reasons thereof shall be made with respect to, the number or price of shares of Stock subject to the Stock Incentive. The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Corporation to make or authorize any adjustment, reclassification, reorganization, or other change in its capital or business structure, any merger or consolidation of the Corporation, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         10. Termination and Amendment of the Plan. The Plan shall terminate on the date ten years after adoption of the Plan by the Board of Directors and no Stock Incentive shall be granted under





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the Plan after that date, but Stock Incentives granted before termination of the Plan shall remain exercisable thereafter until they expire or lapse according to their terms. The Plan may be terminated, modified, or amended by the Board of Directors of the Corporation; provided, however, that:

         (a) no such termination, modification, or amendment without the consent of the holder of a Stock Incentive shall adversely affect his rights under such Stock Incentive; and

         (b) any modification or amendment which would (1) increase the aggregate number of shares of Stock which may be issued under the Plan (other than an increase merely reflecting a change in capitalization such as a stock dividend or stock split), (2) modify the designation of the persons eligible to receive Stock Incentives under the Plan, or (3) materially increase the benefits accruing to holders of Stock Incentives granted or to be granted under the Plan, within the meaning of Rule 16b-3, shall be effective only if it is approved by the shareholders of the Corporation within the twelve month period after the date of adoption by the Board of Directors of such modification or amendment.

         11. Approval. This Plan is subject to the approval of the holders of a majority of the outstanding shares of common stock of the Corporation and, unless so approved within twelve months of its adoption by the Board of Directors, this Plan and any Stock Incentives granted hereunder shall become void thereafter.

         12. Incentive Stock Option. All Incentive Stock Options to be granted hereunder are intended to comply with Sections 422 and





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424 of the Code, and all provisions of this Plan and all Incentive Stock
Options granted hereunder shall be construed in such manner as to effectuate that intent.

         13.     General Provisions.

                 (a) Legends; Restrictions on Transfer. The Committee may require each person purchasing shares pursuant to a Stock Incentive to represent to and agree with the Corporation in writing that the shares are acquired without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                 All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                 (b) Other Compensation. Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

                 (c) No Rights to Continued Employment. Neither the adoption of the Plan, nor the granting of any Stock Incentive





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hereunder, shall confer upon any employee of the Corporation or any subsidiary any right to continued employment with the Corporation or a subsidiary, as the case may be, nor shall it interfere in any way with the right of the Corporation or a subsidiary to terminate the employment of any of its employees at any time.

                 (d) Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                 (e) Compliance with Section 16(b). This Plan is intended to comply with, and to the extent necessary or appropriate shall be interpreted to comply with, Rule 16b-3.





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